SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.

☐	Confidential, for use of the Commissioner only (as permitted by Rule 14a-6(e)(2).

☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

Transamerica Investors, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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$0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TRANSAMERICA INVESTORS, INC.

Transamerica Premier Funds

1150 South Olive Street, 27th Floor

Los Angeles, CA 90015

(Toll-Free) 1-800-892-7587

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 25, 2005

Notice is hereby given that a special meeting of shareholders of the following series of Transamerica Investors, Inc. (“Transamerica”): Transamerica Premier Equity Fund, Transamerica Premier Core Equity Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund and Transamerica Premier Institutional Equity Fund (each applicable series a “Fund,” and together, the “Funds”) will be held on April 25, 2005 at 11:00 a.m. (Eastern Time), and any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the offices of Transamerica’s administrator, Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, for the following purposes:

1. To approve a new Investment Advisory Agreement on behalf of each Fund; and

2. To transact any other business as may properly come before the Special Meeting.

The Board of Directors of Transamerica has fixed the close of business on February 28, 2005 as the record date for the determination of shareholders that are entitled to notice of, and to vote at, the Special Meeting.

We look forward to your participation and we thank you for your continued confidence in Transamerica.

By Order of the Board of Directors,

John K. Carter, Secretary

Transamerica Investors, Inc.

March 11, 2005

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. IF YOU OWN SHARES OF MORE THAN ONE FUND, YOU MAY RECEIVE MORE THAN ONE PROXY CARD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

PROXY STATEMENT

Transamerica Premier Equity Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

Transamerica Premier Institutional Equity Fund

each, a series of

TRANSAMERICA INVESTORS, INC.

Transamerica Premier Funds

1150 South Olive Street, 27th Floor

Los Angeles, CA 90015

(Toll-Free) 1-800-892-7587

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 25, 2005

This Proxy Statement is being furnished to all Fund shareholders of the following series of Transamerica Investors, Inc. (“Transamerica”): Transamerica Premier Equity Fund (“Equity”), Transamerica Premier Core Equity Fund (“Core Equity”), Transamerica Premier Balanced Fund (“Balanced”), Transamerica Premier High Yield Bond Fund (“High Yield Bond”), Transamerica Premier Cash Reserve Fund (“Cash Reserve”) and Transamerica Premier Institutional Equity Fund (“Institutional Equity”) (each applicable series a “Fund,” and together, the “Funds”) in connection with the solicitation of proxies by the Transamerica Board of Directors (the “Board”) for use at a special meeting of shareholders of the Funds to be held on April 25, 2005 at 11:00 a.m. (Eastern time), and any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the offices of Transamerica’s administrator, Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, and any adjournment(s) or postponement(s) thereof (the “Special Meeting”). The Board is soliciting proxies from shareholders of each Fund with respect to the proposals set forth in the accompanying Notice.

This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about March 11, 2005. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of Transamerica, regular employees of Transamerica Investment Management, LLC, the Funds’ investment adviser (“TIM” or the “Adviser”), or other representatives of Transamerica.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

Overview

At meetings of the Board held on September 29, 2004, December 2, 2004, and February 10, 2005, the Directors determined that it is in the best interests of Fund shareholders to approve a new investment advisory agreement which implements a new fee structure for the Funds. Under the terms of the new investment advisory agreement, the maximum management fee payable by Equity, Core Equity and Balanced will remain the same, but the management fees will automatically reduce in the event that one of these Fund’s total operating expenses exceed an “expense cap” that is included in the new agreement. Further, the expense cap currently applicable to each of Equity, Core Equity and Balanced will be reduced to 1.15%, 1.15% and 1.10%, respectively. Accordingly, investors in these Funds should benefit from a lower level of Fund expenses, while paying management fees that are no higher than the management fees that these Funds currently are obligated to pay. In addition, the currently effective management fee of High Yield Bond, Cash Reserve and Institutional Equity will be reduced by 0.02% in recognition that certain administrative services that had been provided by the Adviser under the current investment advisory agreement will be provided to the Funds under a separate administrative services agreement.

The Board recommends that shareholders of each Fund approve the new investment advisory agreement.

The Funds’ Current Investment Advisory and Administrative Services Agreement

TIM serves as the investment adviser and administrator of Transamerica pursuant to an investment advisory and administrative services agreement (the “Current Agreement”) dated as of March 1, 2000, as amended. The Current Agreement was initially approved by the Board for a term of two years and has been approved annually thereafter in accordance with the terms of the Investment Company Act of 1940, as amended (the “1940 Act”). The Current Agreement was last approved by the Directors of Transamerica, including a majority of the Directors who are not “interested persons” (for regulatory purposes) of Transamerica or any party to the Current Agreement (“Independent Directors”), on December 2, 2004, and was last approved by shareholders on June 16, 1999 at a meeting called for the purpose of approving an investment advisory agreement between Transamerica and Transamerica Investment Services, Inc. (“TIS”), the affiliated predecessor of TIM as investment adviser of the Funds, in light of the potential termination of the Funds’ then-existing advisory agreements due to a change of control affecting TIS.

Under the Current Agreement, TIM is subject to the supervision of the Directors and, in conformity with the stated policies of Transamerica, provides a continuous investment program for each Fund, including the purchase, retention and disposition of portfolio securities. TIM also administers the business affairs of Transamerica and, in connection therewith, furnishes Transamerica with office facilities and certain ordinary clerical and bookkeeping services. The management services of TIM for Transamerica are not exclusive under the terms of the Current Agreement, and TIM is free to, and does, render management services to others. For its services, TIM is compensated by each Fund at the following annual rates:

Transamerica Premier Equity Fund	0.85% of the Fund’s average daily net assets of the first $1 billion; 0.82% of the next $1 billion of average daily net assets; and 0.80% of average daily net assets in excess of $2 billion.
Transamerica Premier Core Equity Fund	0.75% of the Fund’s average daily net assets of the first $1 billion; 0.72% of average daily net assets of the next $1 billion; 0.70% of average daily net assets in excess of $2 billion.
Transamerica Premier Balanced Fund	0.75% of the Fund’s average daily net assets of the first $1 billion; 0.72% of average daily net assets of the next $1 billion; 0.70% of average daily net assets in excess of $2 billion.
Transamerica Premier High Yield Bond Fund	0.55% of the Fund’s average daily net assets of the first $1 billion; 0.52% of average daily net assets of the next $1 billion; 0.50% of average daily net assets in excess of $2 billion.
Transamerica Premier Cash Reserve Fund	0.35% of the Fund’s average daily net assets
Transamerica Premier Institutional Equity Fund	0.75% of the Fund’s average daily net assets

The Current Agreement provides that the Fund is responsible for all expenses other than those expressly assumed by TIM. The Fund is responsible for, among other things: (1) TIM’s fees; (2) legal and audit expenses; (3) fees for registration of shares; (4) fees of the transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7) interest expenses; (8) expenses of shareholders’ and Directors’ meetings; (9) printing of share certificates and prospectuses;

(10) mailing of prospectuses to existing shareholders; (11) insurance premiums; (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of shares; (14) the expenses of a third-party or as applicable, in-house administrator; and (15) nonrecurring expenses, such as the cost of litigation.

Under the terms of the Current Agreement, TIM may enter into an Administrative Services Agreement with an administrator under which the administrator will furnish management and administrative personnel and services to assist TIM in carrying out its responsibilities under the Current Agreement. As such, TIM has entered into an Administrative Services Agreement with Transamerica Fund Services, Inc. (“TFS”) whereby TFS provides supervisory and administrative services to the Funds, to include: the services of personnel to supervise and perform all administrative, clerical, recordkeeping and bookkeeping services of the Fund; from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; preparation and filing of all returns and reports in connection with federal, state and local taxes; shareholder relations functions, including preparation of notices to shareholders; regulatory reporting and compliance, including preparation of any required amendments, supplements or renewals of registration statements, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933; all other matters relating the operation of the Fund, other than investment management and distribution functions; supervision of coordination of the Fund’s custodian and its dividend disbursing agent and the monitoring of their services to the Fund; and providing office space, telephones and other office equipment as necessary in order for TFS to perform administrative services to the Fund. For its services, TFS receives from TIM the lesser of i) the aggregate minimum, or ii) 0.015% of the average daily net assets of each Fund. The aggregate minimum is calculated by multiplying $35,000 times the weighted average number of funds in Transamerica, which have commenced operations, in 2004 and in each fiscal year thereafter. If applicable, the aggregate minimum is applied on a per Fund basis in proportion to that Fund’s assets to the aggregate net assets of Transamerica.

The Current Agreement provides that TIM is not generally liable for losses resulting from its acts or omissions under the agreement, but may be liable for losses resulting from its acts or omissions that constitute willful misfeasance, bad faith, or gross negligence in the performance of its duties.

The name, address and principal occupation of the principal executive officer and certain directors of TIM are set forth in Exhibit A. TIM is a wholly owned, indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111, which is in turn a wholly owned subsidiary of AEGON, N.V., a financial services holding company and publicly traded international insurance group with its headquarters at AEGONplein 50, 2591 TV The Hague, The Netherlands.

The Proposed Investment Advisory Agreement

Under the terms of the proposed investment advisory agreement (“Proposed Agreement”), attached hereto as Exhibit B, TIM will serve as investment adviser to each Fund and, subject to the supervision of the Directors and in conformity with the stated policies of Transamerica, will continue to implement a continuous investment program for each Fund, including the purchase, retention and disposition of portfolio securities, that is substantially identical to the investment program provided under the Current Agreement. Administrative services for the Funds will be provided by TFS under a separate agreement between Transamerica and TFS (also attached hereto as Exhibit B) and are expected to be substantially identical to the administrative services provided under the Current Agreement. Except with respect to the management fee payable thereunder, the investment advisory related terms of the Proposed Agreement are substantially similar to those of the Current Agreement. While certain other terms of the Proposed Agreement differ from comparable provisions of the Current Agreement, such as the Proposed Agreement’s requirement that shareholders approve amendments of the agreement only to the extent required by applicable law (as opposed to the Current Agreement’s requirement that shareholders approve all amendments of the agreement, including immaterial changes), it is not anticipated that the Proposed Agreement will effect any substantive change to the current investment management program implemented with respect to the Funds.

If approved by shareholders of a Fund, the Proposed Agreement will continue in effect, unless sooner terminated in accordance with its terms, for an initial term of up to two years. The Proposed Agreement will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal, and by either the Board or the affirmative vote of a majority of the outstanding shares of the Fund (determined in accordance with applicable law). The Proposed Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Board, by vote of a majority of a Fund’s outstanding shares, or by TIM, upon 60 days’ written notice to the Fund.

Description of the New Fee Structure

A.	Transamerica Premier Equity, Transamerica Premier Core Equity and Transamerica Premier Balanced Funds

Under the Proposed Agreement, the expense cap under which each of Equity, Core Equity and Balanced currently operates will be reduced and also will be made a contractual provision of the Proposed Agreement. The expense caps applicable to the Funds under the Proposed Agreement (“Expense Caps”) are: Equity-1.15%; Core Equity-1.15%; and Balanced-1.10%. Accordingly, investors in these Funds will immediately benefit from a lower level of Fund operating expenses that will not increase in future years unless approved by shareholders.

Under the Proposed Agreement, TIM will be entitled to be paid an annual management fee, which is accrued daily and paid monthly, that may vary between 0.50% of each Fund’s average daily net assets (the “Minimum Fee” in the table below) and the current management fees payable by these Funds (the “Maximum Fee” in the table below). Each of these Funds is obligated to pay the following annual management fees (as a percentage of average daily net assets) under the Current Agreement at current asset levels: Equity—0.85%; Core Equity—0.75%; and Balanced—0.75%. Under the Proposed Agreement, management fee “breakpoints” that reduce the management fee rate payable by a Fund on Fund assets in excess of $1 billion will not be included in the Proposed Agreement. Accordingly, the Funds will not realize a reduction of marginal management fee rate in the event of significant asset growth. However, each of the Funds currently has a level of assets that is far below the level necessary to trigger the initial breakpoint management fee reduction.

If payment of the Maximum Fee would result in a Fund’s annualized operating expenses in any month to exceed the applicable Expense Cap, the advisory fee payable to TIM will reduce from the Maximum Fee (but not below the Minimum Fee) in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the Expense Cap, TIM and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If in any month a Fund’s annualized operating expenses (assuming payment of the Maximum Fee) are lower than the Expense Cap, TIM may recoup any previous reduction of management fees from the Maximum Fee during the then-current fiscal year and any amounts previously remitted to the Fund to maintain the Expense Cap during the then-current fiscal year, subject to maintenance of the Expense Cap and payment of an annual management fee that does not exceed the Maximum Fee. Following the end of each fiscal year, TIM will not be able to recoup management fee reductions or payments to a Fund during the prior fiscal year, and any necessary adjustments will be made in order to maintain the Expense Cap.

The following table summarizes the Expense Cap and range of management fees payable under the Proposed Agreement:

FUND	TIM COMPENSATION (as a percentage of a Fund’s average daily net assets)		EXPENSE CAP (as a percentage of total fund operating expenses)
	Minimum Fee	Maximum Fee
Equity	0.50%	0.85%	1.15	%*
Core Equity	0.50%	0.75%	1.15	%*
Balanced	0.50%	0.75%	1.10	%*

*	To the extent that payment of the Minimum Fee, when added to a Fund’s other annualized operating expenses, would exceed the Expense Cap in any month, TIM and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the Expense Cap.

B.	The Other Funds

The management fees of High Yield Bond, Cash Reserve, and Institutional Equity will be reduced by 0.02% in recognition that certain administrative services that had been provided by the Adviser under the current investment advisory agreement will be provided to the Funds under a separate administrative services agreement. In addition, the management fee “breakpoints” that reduce the management fee rates payable under the Current Agreement by High Yield Bond on Fund assets in excess of $1 billion will not be included in the Proposed Agreement. Accordingly, this Fund will not realize a reduction of its marginal management fee rate in the event of significant asset growth. However, High Yield Bond currently has a level of assets that is far below the level necessary to trigger the initial breakpoint management fee reduction.

As a result, these Funds will pay the following management fees to TIM, on an annual basis:

FUND	TIM COMPENSATION
High Yield Bond	0.53% of the Fund’s average daily net assets
Cash Reserve	0.33% of the Fund’s average daily net assets
Institutional Equity	0.73% of the Fund’s average daily net assets

For each Fund, the advisory fee will be prorated in any month for which this Agreement is not in effect for the entire month.

The foregoing discussions are qualified in their entirety by reference to the forms of agreement attached as Exhibit B.

The following tables illustrate the current fees and expenses and the pro forma proposed fees and expenses at Fund asset levels as of December 31, 2004 that reflect the fee arrangements under the Proposed Agreement, and examples of each. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended December 31, 2004. Pro forma proposed fees and examples reflect estimated fees and expenses of the Funds after giving effect to the Proposed Agreement as of December 31, 2004. Pro forma numbers are estimated in good faith and are hypothetical.

Shareholder Fees

Transamerica Premier Equity Fund Class A	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.85%	0.50%
Distribution and service (12b-1) fees	0.35%	0.25%
Other expenses	0.40%	0.42%

Total annual fund operating expenses	1.60%	1.17%
Expense reduction	0.00%	0.02%

Net operating expenses	1.60%	1.15%

Transamerica Premier Equity Fund Investor Class	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.85%	0.69%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.19%	0.21%

Total annual fund operating expenses	1.29%	1.15%
Expense reduction	0.00%	0.00%

Net operating expenses	1.29%	1.15%

Transamerica Premier Core Equity Fund Class A	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.75%	0.50%
Distribution and service (12b-1) fees	0.35%	0.25%
Other expenses	0.80%	0.82%

Total annual fund operating expenses	1.90%	1.57%
Expense reduction	0.60%	0.42%

Net operating expenses	1.30%	1.15%

Transamerica Premier Core Equity Fund Investor Class	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.75%	0.50%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.47%	0.49%

Total annual fund operating expenses	1.47%	1.24%
Expense reduction	0.27%	0.09%

Net operating expenses	1.20%	1.15%

Transamerica Premier Balanced Fund Class A	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.75%	0.50%
Distribution and service (12b-1) fees	0.35%	0.25%
Other expenses	0.49%	0.51%

Total annual fund operating expenses	1.59%	1.26%
Expense reduction	0.04%	0.16%

Net operating expenses	1.55%	1.10%

Transamerica Premier Balanced Fund Investor Class	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.75%	0.54%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.29%	0.31%

Total annual fund operating expenses	1.29%	1.10%
Expense reduction	0.00%	0.00%

Net operating expenses	1.29%	1.10%

Transamerica Premier High Yield Bond Fund Investor Class	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees	0.55%	0.53%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.63%	0.65%

Total annual fund operating expenses	1.43%	1.43%
Expense reduction	0.53%	0.53%

Net operating expenses	0.90%	0.90%

Transamerica Premier High Yield Bond Fund Institutional Class	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees	0.55%	0.53%
Distribution and service (12b-1) fees	0.00%	0.00%
Other expenses	0.08%	0.10%

Total annual fund operating expenses	0.63%	0.63%
Expense reduction	0.00%	0.00%

Net operating expenses	0.63%	0.63%

Transamerica Premier Cash Reserve Fund Investor Class	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees	0.35%	0.33%
Distribution and service (12b-1) fees	0.00%	0.00%
Other expenses	0.29%	0.31%

Total annual fund operating expenses	0.64%	0.64%
Expense reduction	0.39%	0.39%

Net operating expenses	0.25%	0.25%

Transamerica Premier Institutional Equity Fund	Current Fees	Proposed Fees
Shareholder Fees (Paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees	0.75%	0.73%
Distribution and service (12b-1) fees	0.00%	0.00%
Other expenses	0.15%	0.17%

Total annual fund operating expenses	0.90%	0.90%
Expense reduction	0.15%	0.15%

Net operating expenses	0.75%	0.75%

*	As described in detail above, under the “Proposed Fees” fee schedule, the management fee of this fund increase on an annual basis in direct proportion to any decrease of total operating expenses under the Fund’s expense cap, subject to a maximum annual management fee of 0.85% of average daily net assets for Equity, and 0.75% of average daily net assets for Core Equity and Balanced.

Examples

The following Examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Transamerica Premier Equity Fund

	1 Year	3 Years	5 Years	10 Years
Class A shares	$163	$506	$873	$1,904
Investor Class shares	$131	$409	$708	$1,556
Pro Forma
Class A shares	$117	$365	$633	$1,398
Investor Class shares	$117	$365	$633	$1,398

Transamerica Premier Core Equity Fund

	1 Year	3 Years	5 Years	10 Years
Class A shares	$132	$412	$713	$1,568
Investor Class shares	$122	$438	$777	$1,733
Pro Forma
Class A shares	$87	$271	$471	$1,049
Investor Class shares	$87	$271	$471	$1,049

Transamerica Premier Balanced Fund

	1 Year	3 Years	5 Years	10 Years
Class A shares	$158	$490	$845	$1,845
Investor Class shares	$131	$409	$707	$1,556
Pro Forma
Class A shares	$112	$350	$606	$1,340
Investor Class shares	$112	$350	$606	$1,340

Transamerica Premier High Yield Bond Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class shares	$92	$400	$731	$1,666
Institutional Class shares	$65	$203	$353	$604
Pro Forma
Investor Class shares	$92	$400	$731	$1,666
Institutional Class shares	$65	$203	$353	$604

Transamerica Premier Cash Reserve Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class shares	$26	$166	$319	$763
Pro Forma
Investor Class shares	$26	$166	$319	$763

Transamerica Premier Institutional Equity Fund

	1 Year	3 Years	5 Years	10 Years
Fund shares	$77	$271	$482	$831
Pro Forma
Fund shares	$77	$271	$484	$831

For the fiscal year ended December 31, 2004, TIM received the following advisory fees from the Funds: $1,450,803 for Equity, $386,889 for Core Equity, $1,643,394 for Balanced, $711,273 for High Yield Bond, $109,034 for Institutional Equity and $136,786 for Cash Reserve. Had the new fee structure been in place and fully operational, TIM would have received the following advisory fees from the Funds: $853,414 for Equity, $257,926 for Core Equity, $1,095,596 for Balanced, $711,273 for High Yield Bond, 106,127 for Institutional Equity and $128,970 for Cash Reserve, representing a difference of (41%) for Equity, (33%) for Core Equity, (33%) for Balanced, (4%) for High Yield Bond, (3%) for Institutional Equity and (6%) for Cash Reserve. The Funds did not pay any affiliated brokerage fees for the fiscal year ended December 31, 2004.

Evaluation by the Board

At meetings of the Board held on September 29, 2004, December 2, 2004 and February 10, 2005 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board considered and approved the Proposed Agreement. In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by TIM, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In connection with its deliberations relating to the approval of the Proposed Agreement, the Directors considered a number of factors they believed to be relevant. The factors included, but were not limited to, the following: (1) the Funds’ performance compared to comparable mutual funds; (2) the nature and quality of the services provided by TIM to the Funds in the past, as well as the services anticipated to be provided in the future; (3) the compensation under the Proposed Agreement in light of the services to be provided to the Funds; (4) the estimated profitability to TIM under the Proposed Agreement and its relationship to the Funds; (5) the personnel, operations, financial condition, reputation and investment management capabilities, methodologies and resources of TIM, as well as its efforts in recent years to build its investment management capabilities to support the Funds’ operations; (6) the expenses borne by the Funds and a comparison of fees and expenses to those of a peer group; (7) TIM’s compliance capabilities and efforts on behalf of the Funds; and (8) TIM’s entrepreneurial commitment to the management and success of the Funds. In considering the Proposed Agreement, the Board did not identify any single factor as all-important or controlling.

The Board has determined that the Proposed Agreement will enable shareholders of each Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously authorized the submission of the Proposed Agreement to the shareholders of each Fund for their approval on the basis of the following considerations, among others:

•	Investment Services: The Board concluded that TIM provides high quality services to each Fund, as indicated by each Fund’s competitive investment performance and the compliance track record of the Funds and TIM, and provides investment and related services that are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	Investment Performance: With respect to each Fund, the Board determined that TIM has achieved strong investment performance through September 30, 2004, with each Fund having competitive (if not superior) investment performance relative to its benchmark index for measuring periods over the prior 12 months.

•

Costs and Profitability: The Board concluded that, with respect to each Fund, the level of investment management fees is appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and TIM and its affiliates (based on estimates derived from TIM’s profits under the Current Agreement). On the basis of comparative information supplied by Lipper Analytics, the Board determined that the management fee (and especially the minimum management fee payable with respect to the Core Equity, Equity and Balanced Funds) and overall expense ratio of each Fund (as limited by the terms of the Proposed Agreement) were consistent with industry averages, particularly with respect to investment companies of comparable size. The Board noted that the proposed management fees represents an immediate reduction of the management fees payable under the Current Agreement.

•	Economies of Scale: In evaluating the extent to which the management fees payable under the Proposed Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of the relatively small level of assets in each Fund. The Board determined that the Funds have yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the management fees payable under the Proposed Agreement (or Current Agreement). While the management fees payable under the Proposed Agreement do not reduce should Fund assets grow meaningfully, the Board determined that the base management fee payable under the Proposed Agreement already reflects potential future economies of scale to some extent by virtue of its relatively low level (determined with reference to industry standards as reported by Lipper Analytics) and TIM’s anticipated profitability at current or foreseeable asset levels. The Board also noted that it would have the opportunity to periodically re-examine whether a Fund had achieved economies of scale, and the appropriateness of management fees payable to TIM, in the future.

•	Other Considerations: In approving the Proposed Agreement and its submission to Fund shareholders, the Board also considered the high quality of TIM’s portfolio management personnel, who will continue to manage the Funds under the Proposed Agreement, and TIM’s overall portfolio management capabilities. The Board determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board determined that submission of the Proposed Agreement for shareholder approval was appropriate in light of the Current Agreement’s requirement that any amendment of the agreement must be approved by shareholders, as well as the potential for management fees payable with respect to certain funds under the Proposed Agreement to exceed those payable under the Current Agreement in the event of significant asset growth. The Board also favorably considered TIM’s entrepreneurial commitment to the management and success of the Funds, which could entail a substantial financial and professional commitment to the successful operation of the Funds.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. UNMARKED

PROXY CARDS WILL BE SO VOTED.

*    *    *    *    *

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Administrator, Principal Underwriter and Transfer Agent

TFS, the Funds’ administrator and transfer agent, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation (“AFSG”), is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002. TIM, TFS, and AFSG are all affiliates of each other. During the fiscal year ended December 31, 2004, TIM paid TFS $332,500 for administrative services and the Funds paid $1,550,410 for transfer agency services. If the Proposed Agreement is approved with respect to a Fund and TFS will continue to provide administrative and transfer agency services to the Fund.

Costs of the Proxy

The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Adviser, and not the Funds or their shareholders.

Shareholder Reports

Shareholders can find important information about the Funds in the Transamerica Annual Report dated December 31, 2004, which may be obtained without charge by writing to Transamerica at the address above or by calling Transamerica at 1-800-892-7587.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement commencing on or about March 11, 2005, but proxies may also be solicited by telephone and/or in person by representatives of Transamerica, regular employees of TFS, the transfer agent of the Funds, or its affiliate(s), or Computershare Fund Services, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from a person listed above to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining Computershare Fund Services is approximately $18,100.00, excluding postage. The costs of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by TIM and/or its affiliates and not by the Funds.

Shareholder Voting. Shareholders of record of the Funds at the close of business on February 28, 2005 (the “Record Date”) will be entitled to vote at the Special Meeting, including any adjournment(s) thereof, with respect to the approval of the new fee structure. As of the Record Date, the Funds had the following number of shares issued and outstanding, representing the same number of votes:

Funds	Number of Outstanding Shares
Equity	11,002,728.640
Core Equity	7,694,070.594
Balanced	1,244,281.670
High Yield Bond	18,289,593.160
Cash Reserve	36,513,315.380
Institutional Equity	9,966,855.534

The share ownership of persons who owned of record or beneficially 5% or more of a Fund’s shares as of the Record Date, are listed on Exhibit C. As of the Record Date, Transamerica’s Directors and officers, as a group, owned less than 1% of the outstanding shares of each Fund, except that Gary U. Rollé, President and Director of the Fund, owned 4.14% of Cash Reserve and 1.28% of Core Equity.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no share having cumulative voting rights. With respect to each Fund, a majority of shares outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Special Meeting, and, therefore, must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and “broker non-votes” (as defined below) will be counted toward establishing a quorum. In the event that a quorum is not present at the Special Meeting for a Fund, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of that Fund’s shares represented at the Special Meeting in person or by proxy (excluding abstentions and “broker non-votes,” as defined below). The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST a Proposal for that Fund against such adjournment. A shareholder vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Abstentions and “broker non-votes” are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your directions, if your proxy card is received properly executed. If we receive your proxy card and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR that Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card(s) originally sent with the Proxy Statement or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with Transamerica a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card(s), unless you later elect to change your vote.

Required Vote. Shareholders of each Fund vote separately with respect to each Proposal. Approval of Proposal I with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the vote of 67% or more of the shares of each Fund that are present at the Special Meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

Shareholder Proposals. As a general matter, Transamerica does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of Transamerica, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

John K. Carter, Secretary

Transamerica Investors, Inc.

March 11, 2005

Exhibit A—Directors & Principal Executive Officer of Transamerica Investment Management, LLC

Exhibit B—Forms of Proposed Investment Advisory Agreement and Administrative Services Agreement

Exhibit C—Principal Shareholders

EXHIBIT A

Directors and Principal Executive Officer of Transamerica Investment Management, LLC

The business address of each of the following persons is 1150 S. Olive Street, Suite 2700, Los Angeles, California 90015.

Name	Positions/Offices Held with Investment Adviser
John C. Riazzi	Board of Managers and Chief Executive Officer
Gary U. Rollé	Board of Managers, Chief Investment Officer, and President
Jeffrey S. Van Harte	Board of Managers, Senior Vice President and Head of Equities

Mr. Rollé is an officer and Director of Transamerica and, by virtue of his position with TIM, may be deemed to have a pecuniary interest in approval of Proposal 1. No other officer or Director of Transamerica owns securities or has any other material direct or indirect interest in TIM.

A-1

EXHIBIT B

PROPOSED INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

TRANSAMERICA INVESTORS, INC.

This Agreement, entered into as of              between Transamerica Investors, Inc., a corporation organized and existing under the laws of the State of Maryland (referred to herein as the “Corporation”), and Transamerica Investment Management, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Adviser”) and registered as an investment adviser under the Investment Advisers Act of 1940, to provide investment advisory services to certain series of shares of the Corporation as listed on the attached Schedule A to this Agreement (each a “Fund,” collectively the “Funds”).

The Corporation is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and consists of multiple Funds. On behalf of the Funds, the Corporation wishes to retain the investment advisory services of Adviser. Adviser desires to furnish investment advisory services to the Corporation and to perform the functions assigned to it under this Agreement for the consideration provided. Accordingly, the parties have agreed as follows:

1. Appointment. The Corporation hereby appoints Adviser as the Corporation’s investment adviser with respect to the Funds for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. Subject to applicable laws, regulations, orders and regulatory interpretations, the Adviser may, at its expense and subject to its supervision, engage one or more persons, including without limitation subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement. Appointment of one or more sub-advisers will not relieve the Adviser of its obligations under this Agreement. In all matters relating to the performance of this Agreement, Adviser will act in material conformity with the Corporation’s Articles of Incorporation, Bylaws and current registration statement applicable to the Funds as it may be supplemented from time to time, and with the instructions and direction of the Board of Directors of the Corporation (“Board”), and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

2. Investment Advisory Services. In its capacity as investment adviser to the Corporation, Adviser shall have the following responsibilities:

(a) to provide a continuous investment program for each Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time, consistent with the Corporation’s Articles of Incorporation and the Fund’s investment objective and policies adopted and declared by the Board and stated in the Fund’s current prospectus;

(b) to cause the officers and employees of the Adviser to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the conditions of the investment securities of each Fund, the investment recommendations of Adviser, and the investment considerations which have given rise to those recommendations;

(c) to supervise the purchase and sale of securities including the selection of brokers and dealers to execute such transactions, consistent with Section 5 hereof;

(d) to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board;

(e) to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board;

(f) to give instructions to the custodian or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement; and

(g) to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds.

3. Obligations of Corporation. The Corporation shall have the following obligations under the Agreement:

(a) to keep Adviser continuously and fully informed as to the composition of the investment portfolio of each Fund and the nature of all of its assets and liabilities from time to time;

(b) to furnish Adviser with a certified copy of any financial statement or report prepared for the Corporation by a certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish Adviser with any further materials or information which Adviser may reasonably request to enable it to perform its functions under this Agreement; and

(d) to compensate Adviser for its services in accordance with the provisions of Section 4 hereof.

4. Compensation. The Fund shall pay to Adviser for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 13 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of that Fund and shall be paid by the Fund. Adviser is authorized and directed to place the Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that Adviser, consistent with its obligation to achieve best execution of the Fund’s securities transactions, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Adviser. Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all securities transactions of a Fund, and the Directors may establish policies or guidelines to be followed by Adviser in placing portfolio transactions for the Fund pursuant to the foregoing provisions. Adviser shall report on the placement of portfolio transactions as directed by the Directors of the Corporation.

6. Aggregation of Securities Purchases. The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser’s other clients may have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

7. Purchases by Affiliates. Neither Adviser nor any officer, director or employee thereof shall take a long or short position in the securities issued by a Fund. This prohibition, however, shall not prevent the purchase from the Fund of shares issued by the Fund on behalf of the Corporation, by the officers, directors or employees of Adviser (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund’s current prospectus, in accordance with Section 22(d) of the 1940 Act and the regulations thereunder.

8. Term. This Agreement shall continue in effect with respect to a Fund, unless sooner terminated as provided herein, for a period of up to two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Corporation who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Corporation or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

9. Termination. This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation, or with respect to a Fund, by the shareholders of that Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to Adviser at its principal place of business. This Agreement may be terminated by Adviser at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

10. Use of Name. If this Agreement is terminated and Adviser no longer serves as investment adviser to the Fund, Adviser reserves the right to withdraw from the Corporation the use of the name with respect to the Fund or any name misleadingly implying a continuing relationship between the Fund and Adviser or any of its affiliates.

11. Liability of Adviser. Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Corporation or a Fund or any shareholder of a Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

12. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

13. Amendments. This Agreement may be amended with respect to a Fund only with the approval by the affirmative vote of a majority of the Directors of the Company and a majority of Directors of the Corporation who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment. Such an amendment shall require the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act), to the extent required by the 1940 Act and the rules thereunder.

14. Compliance. Adviser shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. Adviser shall also shall provide the Fund’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws and such other reports as required under Rule 38a-1 under the 1940 Act.

15. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

16. Notices. All notices or other communications required or permitted to be given hereunder will be in writing and will be delivered.

17. Limitation of Liability. A copy of the Corporation’s Articles of Incorporation is on file with the Secretary of the State of Maryland, and notice is hereby given that this Agreement is executed on behalf of the Directors as Directors of the Corporation and not individually, and that the obligations under this Agreement are not binding upon any of the Directors, officers, shareholders, agents or employees of the Corporation individually, but binding only upon the assets and property of the Corporation.

SCHEDULE A

A. [Reserved.]

B. Other Funds:

1. Annual Fee as a Percentage of Average Daily Net Assets:

As compensation for the investment advisory services to be rendered by the Adviser to the Funds listed below, Fund will pay the Adviser an advisory fee, accrued daily and paid monthly equal to, on an annual basis:

FUND	ADVISER COMPENSATION
Transamerica Premier High Yield Bond Fund	0.53% of the Fund’s average daily net assets

Transamerica Premier Cash Reserve Fund	0.33% of the Fund’s average daily net assets

Transamerica Premier Institutional Equity Fund	0.73% of the Fund’s average daily net assets

2. Fee with Adjustment for Variation in Fund Operating Expenses

Each of the Funds listed below is subject to a limitation (“Expense Cap”), as indicated below, with respect to the Fund’s annual total operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles)) (“Total Operating Expenses”).

As compensation for the investment advisory services to be rendered by the Adviser to the Funds listed below, each such Fund will pay the Adviser an annual investment advisory fee (calculated as a percentage of the Fund’s average daily net assets), which shall be accrued daily and paid monthly, in an amount that may vary, on an annual basis, between the “Minimum Fee” and the “Maximum Fee” set forth below. More specifically, if as of the last day of a calendar month a Fund’s annualized Total Operating Expenses (assuming payment of the Maximum Fee) for such month shall exceed the Expense Cap applicable to the Fund, advisory fees payable to the Adviser (determined with reference to the Maximum Fee) will reduce from the Maximum Fee in an amount equal to such excess amount (“Excess Amount”) to the extent necessary to maintain the Expense Cap. However, in no event will the investment advisory fee payable to the Adviser be less than the Minimum Fee. To the extent that payment of the Minimum Fee, when added to a Fund’s other annualized operating expenses, would exceed the Expense Cap in any month, the Adviser and/or its affiliates shall remit to the appropriate Fund an amount that is sufficient to pay the Excess Amount and maintain the Expense Cap.

FUND	ADVISER COMPENSATION (as a percentage of a Fund’s average daily net assets)		EXPENSE CAP (as a percentage of total fund operating expenses)
	Minimum Fee	Maximum Fee
Transamerica Premier Equity Fund	0.50%	0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.	1.15%*

Transamerica Premier Core Equity Fund	0.50%	0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.	1.15%*

Transamerica Premier Balanced Fund	0.50%	0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.	1.10%*

*	To the extent that payment of the Minimum Fee, when added to a Fund’s other annualized operating expenses, would exceed the Expense Cap in any month, the Adviser and/or its affiliates shall remit to the appropriate Fund an amount that is sufficient to pay the Excess Amount and maintain the Expense Cap.

If in any month the estimated annualized Total Operating Expenses of a Fund for that month are less than the Expense Cap, the Adviser shall be entitled to payment by such Fund (in whole or in part) of any prior investment advisory fee reduction from the Maximum Fee during the then-current fiscal year or any payment remitted by the Adviser to the Fund during the then-current fiscal year (the “Reimbursement Amount”), to the extent that the Fund’s annualized Total Operating Expenses plus the Reimbursement Amount does not exceed, for such month, the Expense Cap; provided, however, that any such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. Any obligation on the part of a Fund to pay the Reimbursement Amount to the Adviser shall expire as of the end of each fiscal year.

If necessary, on or before the last day of the first month of each fiscal year, an adjustment shall be made in order that any reduction of advisory fees payable to the Adviser from the Maximum Fee and any payments remitted by the Adviser to a Fund with respect to the previous fiscal year shall completely offset the Excess Amount applicable to such Fund, and the actual Total Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Expense Cap.

The Expense Cap, Total Operating Expenses, Minimum Fee and Maximum Fee will be calculated on the basis of each Fund’s fiscal year. The parties’ intent is to limit each of the Fund’s Total Operating Expenses on an annual basis to the Expense Cap, and to limit the annual investment advisory fee payable to the Adviser in any fiscal year to no more than the Maximum Fee.

TRANSAMERICA INVESTORS, INC.

ADMINISTRATIVE SERVICES AGREEMENT

This Agreement is entered into as of              by Transamerica Investors, Inc. a corporation organized under the laws of the State of Maryland (the “Fund”), and Transamerica Fund Services, Inc. (“ATFS”), a corporation organized under the laws of the state of             .

WHEREAS, the Fund is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, TFS is an administrative services company located at 570 Carillon Parkway, St. Petersburg, Florida, 33716, and is a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio;

WHEREAS, the Fund seeks to engage TFS to furnish administrative services to the Fund and each series of the Fund, as of now or hereafter identified on Schedule A hereto as such Schedule may be amended from time to time (“Portfolios”);

WHEREAS, TFS is willing to provide such administrative services to the Fund and each Portfolio, in accordance with the terms and conditions set forth in this Agreement; and

WHEREAS, it is the purpose of this Agreement to express the mutual agreement of the parties hereto with respect to the services to be provided by TFS to the Fund and the terms and conditions under which such services will be rendered.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. Appointment. The Fund hereby appoints TFS as the administrator to provide or procure the administrative services with respect to the Portfolios for the period and on the terms set forth in this Agreement, as may be supplemented from time to time. TFS accepts such appointment and agrees during such period to render the services herein set forth for the compensation herein provided. TFS hereby accepts such employment to perform the duties set forth below. TFS shall, for all purposes herein, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way and shall not be deemed an agent of the Fund.

2. Administrative Services Provided. Subject to the overall supervision of the Board of Directors of the Fund (“Board”), ATSF shall perform or supervise the performance by others of administrative services in connection with the operations of Fund and the Portfolios. Without limiting the generality of the foregoing, TFS is appointed:

•	To supervise all aspects of the operations of the Fund and each Portfolio, including the supervision and coordination of transfer agency, custodial and accounting services; provided, however, that nothing herein shall be deemed to relieve or deprive the Board of its responsibilities for and control of the conduct of the affairs of the Fund and each Portfolio, and further provided that nothing herein shall be deemed to appoint TFS to provide investment advisory services or distribution services to the Fund and the Portfolios;

•	To provide the Fund and each Portfolio with such corporate, administrative and clerical personnel (including officers of the Fund), and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Fund and each Portfolio;

•	To arrange for the periodic preparation, update and filing of the Fund’s registration statement, proxy material, tax returns and required reports to Portfolio shareholders and the SEC and other appropriate federal and state regulatory authorities;

•	To provide the Fund and each Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items;

•	To perform, or appoint and supervise others to perform other administrative functions for the Fund as may be deemed necessary and appropriate including: (i) computation and publication of each Portfolio’s daily net asset value and daily income; (ii) computation of each Portfolio’s yields and total returns; (iii) schedule, plan agendas for, and conduct meeting of the directors and shareholders; (iv) coordinate the efforts of the Fund’s auditors; (v) maintain corporate records not otherwise maintained by the Fund’s investment adviser, custodian or transfer agent; (vi) monitor state and federal laws as they may apply to the Fund and the Portfolios; (vii) prepare for execution and file all the Fund’s federal, state and local tax returns and required tax filings other than those required to be made by the Fund’s investment adviser, custodian and transfer agent; and (viii) coordinate the efforts of attorneys providing legal advice relating to the Fund; and

•	To maintain the Fund’s existence, and during such times as the shares of the Portfolios are publicly offered, maintain such shares under federal and state laws.

3. Obligations of the Portfolios. The Fund and Portfolios shall provide TFS with access to all information, documents and records of and about the Fund and Portfolios that TFS may reasonably require and generally shall cooperate with TFS as necessary for TFS to effectively carry out the performance of its duties under this Agreement. Such cooperation may include, among other things, working with any sub-contractor appointed by TFS.

4. Investment Company Act Compliance. In performing services hereunder, TFS shall at all times comply with applicable provisions of the 1940 Act, and any other federal or state securities laws. In addition, and without limiting the foregoing, this Agreement is subject to the 1940 Act and rules thereunder; to the extent that any provision of this Agreement would require a party to take any action prohibited by the 1940 Act and rules thereunder, or would preclude an party from taking any action required by the 1940 Act and rules thereunder, then it is the intention of the parties hereto that such provision shall be enforced only to the extent permitted under the 1940 Act and rules thereunder; and that all other provisions of this Agreement shall remain valid and enforceable as if the provision at issue had never been a part hereof.

TFS shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. TFS shall also shall provide the Fund’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws and such other reports as required under Rule 38a-1 under the 1940 Act.

5. Records. TFS shall maintain customary records in connection with its duties as specified in this Agreement. Any records required to be maintained and preserved pursuant to Rules 31a-1 and 31a-2 under the 1940 Act which are prepared or maintained by TFS on behalf of the Fund shall be prepared and maintained at the expense of TFS, but shall be the property of the Fund and will be made available to or surrendered promptly to the Fund on request. In case of any request or demand for the inspection of such records by another party, including a regulatory authority, TFS shall notify the Fund and follow the Fund’s instructions as to permitting or refusing such inspection; provided that the Fund may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so.

6. Compensation. The Fund shall pay to TFS for its services a fee, computed daily and paid monthly, promptly following the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule B attached to this Agreement. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month.

No Portfolio shall be liable for the obligations of any other Portfolio. Without limiting the generality of the foregoing, TFS shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

7. Expenses. The expenses in connection with the performance by TFS of administrative services to the Fund and each Portfolio shall be allocable between the Fund and TFS as follows:

(a) the Fund and the Portfolios shall pay all of their expenses including, without limitation, the following expenses: (i) compensation to be paid to TFS under Schedule B of this Agreement; (ii) interest and taxes payable by the Fund and the Portfolios; (iii) fees and expenses of the Board; (iv) fees and expenses of the independent public accountants; (v) advisory, sub-advisory, distribution, transfer agent, custodian, and dividend disbursement agent fees and expenses; (vi) all costs attributable to investor services, administering shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses); (vii) insurance premiums on property or personnel (including, without limitation, officers and directors of the Fund which inure to its benefit); (viii) such nonrecurring or extraordinary expenses as may arise, including without limitation, litigation expenses affecting the Fund and any indemnification by the Fund of its officers, directors or agents with respect thereto; (ix) all costs attributable to periodic shareholder reports (including, without limitation, annual and semi-annual reports); (x) all costs attributable to proxy solicitations; (xi) attorneys’ and auditing fees of the Fund; (xii) and such other expenses that the Board, from time to time, determines are properly payable by the Fund and the Portfolios; and

(b) the expenses payable by TFS are: (i) the salaries, employment benefits and related costs of those personnel and sub-contractors necessary to perform TFS’s obligations under this Agreement; and (ii) the expense of providing office space, equipment and facilities for the Fund.

8. Sub-Administrators; Assignment. This Agreement shall not be assigned by either party without the written consent of the other party; provided, however, that TFS may, at its expense, subcontract with any entity or person concerning the provision of the services contemplated hereunder. TFS shall not, however, be relieved of any of its obligations under this Agreement by the appointment of such subcontractor and provided further, that TFS shall be responsible, to the extent provided herein, for all acts of such subcontractor as if such acts were its own. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

9. Non-Exclusivity. It is understood that the services of TFS hereunder are not exclusive, and TFS is free to render similar services to other clients.

10. Term and Termination.

(a) This Agreement shall continue in effect until terminated pursuant to provisions hereof.

(b) This Agreement may be terminated at any time, without penalty, by the Fund by giving 60 days’ written notice of such termination to TFS at its principal place of business; or may be terminated at any time by TFS by giving 60 days’ written notice of such termination to the Fund at its principal place of business.

11. Amendments. This Agreement may be amended only by written instrument signed by the parties hereto if such amendment is approved by the vote of a majority of the members of the Board.

12. Prior Agreements. This Agreement supersedes all prior written agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

I.    SCHEDULE A

LIST OF PORTFOLIOS

Transamerica Premier Equity Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

Transamerica Premier Institutional Equity Fund

SCHEDULE B

The fees payable by the Fund to TFS under this Agreement will be as follows:

Two basis points (0.02%) of the daily net assets of each series listed in Schedule A.

EXHIBIT C

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds:

EQUITY

Name and Address of Shareholder	Class	Number of Shares	% of Fund
Charles Schwab & Co., Inc. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	Investor	2,544,045.395	23.12%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	A	1,615,318.607	14.68%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	Investor	1,597,255.969	14.52%

Scudder Trust Co TTEE FBO Mohawk Carpet Co. Retirement Savings Plan P.O. Box 1757 Salem, NH 03079.1143	Investor	844,771.164	7.68%

CORE EQUITY

Name and Address of Shareholder	Class	Number of Shares	% of Fund
ARC Reinsurance Corporation 51 JFK Parkway Short Hills NJ 07078	Investor	523,074.417	6.80%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	A	817,575.308	10.63%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	Investor	3,651,978.209	47.46%

Kansas Post Secondary Education Savings Plan 694 PO Box 419200 Kansas City, MO 64141-6200	Investor	603,414.664	7.84%

Kansas Post Secondary Education Savings Plan 695 PO Box 419200 Kansas City, MO 64141-6200	Investor	500,590.234	6.51%

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BALANCED

Name and Address of Shareholder	Class	Number of Shares	% of Fund
Charles Schwab & Co., Inc. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	Investor	1,859,950.112	14.95%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	A	999,765.443	8.03%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	Investor	5,405,528.891	43.44%

Transamerica Occidental Life Ins. Corp. Acct 1150 South Olive Street, T-27 Los Angeles, CA 90015	Investor	675,863.287	5.43%

HIGH YIELD BOND
Name and Address of Shareholder	Class	Number of Shares	% of Fund
Transamerica Life Ins & Annuity Co. Transamerica Separate Account 1150 S. Olive St Los Angeles, CA 90015-2211	Institutional	17,128,162.220	93.65%

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INSTITUTIONAL EQUITY

Name and Address of Shareholder	Class	Number of Shares	% of Fund
Balsa & Co. c/o JP Morgan Chase 14221 Dallas Pkwy Dallas, TX 75254-2942	N/A	1,094,876.365	10.99%

Carnegie Foundation for the Advancement of Teaching 51 Vista Lane Stanford, CA 94305-8703	N/A	1,257,720.996	12.62%

Charles Schwab & Co., Inc. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	N/A	1,248,556.558	12.53%

Reliance Trust Company TTEE FBO Lifestyles R/R P.O. Box 48529 Atlanta, GA 30362-1529	N/A	1,759,519.846	17.65%

Shands Teaching Hospital and Clinics, Inc. as Fiduciary of the Shands Healthcare Pension Plan PO Box 100336 Gainsville, FL 32610	N/A	931,966.449	9.35%

Strategic Industries Master Trust Raritan Plaza 1 Raritan Center 2nd Floor Edison, NJ 08818	N/A	919,151.453	9.22%

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